Exhibit 99.2

Merrill Lynch & Co., Inc.                                 Attachment I


Preliminary Unaudited Earnings Summary

                      For the Three Months Ended    Percent Inc/(Dec)
                  -------------------------------- -------------------
(in millions,
except per        March 26, December 26, March 28, 1Q04 vs.  1Q04 vs.
share amounts)       2004       2003       2003      4Q03      1Q03
                  --------- ------------ --------- -------- ---------
Net Revenues
  Asset management
   and portfolio
   service fees      $1,315      $1,231     $1,127     6.8 %    16.7 %
  Commissions         1,361       1,163      1,069    17.0      27.3
  Principal
   transactions       1,046         380      1,025   175.3       2.0
  Investment
   banking              837         759        493    10.3      69.8
  Other                 367         343        213     7.0      72.3
                  --------- ------------ ----------
    Subtotal          4,926       3,876      3,927    27.1      25.4

  Interest and
   dividend
   revenues           3,061       2,806      3,005     9.1       1.9
  Less interest
   expense            1,897       1,807      2,128     5.0     (10.9)
                  --------- ------------ ----------
    Net interest
     profit           1,164         999        877    16.5      32.7
                  --------- ------------ ----------

  Total Net
   Revenues           6,090       4,875      4,804    24.9      26.8
                  --------- ------------ ----------

Non-Interest Expenses
  Compensation and
   benefits           3,047       2,052      2,561    48.5      19.0
  Communications
   and technology       341         345        403    (1.2)    (15.4)
  Occupancy and
   related
   depreciation         217         226        216    (4.0)      0.5
  Brokerage,
   clearing, and
   exchange fees        204         195        170     4.6      20.0
  Advertising and
   market development   122         106        121    15.1       0.8
  Professional fees     177         151        144    17.2      22.9
  Office supplies
   and postage           51          43         58    18.6     (12.1)
  Other (1)             239         267        222   (10.5)      7.7
  Net recoveries
   related to
   September 11           -         (65)         -  (100.0)        -
                  --------- ------------ ----------

  Total
   Non-Interest
   Expenses           4,398       3,320      3,895    32.5      12.9
                  --------- ------------ ----------

Earnings Before
 Income Taxes         1,692       1,555        909     8.8      86.1

Income tax expense      440         344        266    27.9      65.4
                  --------- ------------ ----------

Net Earnings         $1,252      $1,211       $643     3.4      94.7
                  ========= ============ ==========

Preferred Stock
 Dividends              $10          $9         $9       -         -
                  ========= ============ ==========

Earnings Per
 Common Share
  Basic               $1.34       $1.32      $0.71     1.5      88.7
  Diluted             $1.22       $1.19      $0.67     2.5      82.1

Average Shares
  Used in Computing
  Earnings Per
  Common Share
    Basic             930.2       913.3      887.6     1.9       4.8
    Diluted         1,019.7     1,009.9      941.9     1.0       8.3

Annualized Return
 on Average Common
 Equity                17.0%       17.4%      10.5%

---------------------------------------------------------------------

Note: Prior period amounts have been restated to reflect stock option expensing under SFAS No. 123 and the deconsolidation of TOPrS(SM).
(1) Includes $45 million expense related to guaranteed minimum death benefits.

                                  12



Merrill Lynch & Co., Inc.                                Attachment II


Preliminary Segment Data (unaudited)
                                        For the Three Months Ended
                                     ---------------------------------
                                     March 26, December 26,  March 28,
 (dollars in millions)                  2004       2003        2003
                                     ---------- ----------- ----------

 Global Markets & Investment Banking
      Non-interest revenues             $2,361    $1,525       $1,822
      Net interest profit                  874       723          635
                                     ----------  --------   ----------
      Total net revenues                 3,235     2,248        2,457
                                     ----------  --------   ----------

      Pre-tax earnings                   1,115       970 (a)      749

      Pre-tax profit margin               34.5%     43.1%(a)     30.5%
 ---------------------------------------------------------------------

 Global Private Client
      Non-interest revenues             $2,161    $1,975       $1,779
      Net interest profit                  339       350          324
                                     ----------  --------   ----------
      Total net revenues                 2,500     2,325        2,103
                                     ----------  --------   ----------

      Pre-tax earnings                     510       498 (b)      249

      Pre-tax profit margin               20.4%     21.4%(b)     11.8%
 ---------------------------------------------------------------------

 Merrill Lynch Investment Managers
      Non-interest revenues               $407      $380         $330
      Net interest profit                    5         6            7
                                     ----------  --------   ----------
      Total net revenues                   412       386          337
                                     ----------  --------   ----------

      Pre-tax earnings                     111        95 (c)       39

      Pre-tax profit margin               26.9%     24.6%(c)     11.6%
 ---------------------------------------------------------------------

 Corporate
      Non-interest revenues                $(3)      $(4)         $(4)
      Net interest profit                  (54)      (80)         (89)
                                     ----------  --------   ----------
      Total net revenues                   (57)      (84)         (93)
                                     ----------  --------   ----------


      Pre-tax loss                         (44)       (8)        (128)
----------------------------------------------------------------------

 Total
      Non-interest revenues             $4,926    $3,876       $3,927
      Net interest profit                1,164       999          877
                                     ----------  --------   ----------
      Total net revenues                 6,090     4,875        4,804
                                     ----------  --------   ----------

      Pre-tax earnings                   1,692     1,555 (d)      909

      Pre-tax profit margin               27.8%     31.9%(d)     18.9%
 ---------------------------------------------------------------------

Note: Prior period amounts have been restated to reflect stock option expensing under SFAS No. 123 and the deconsolidation of TOPrS(SM).

(a) Includes the impact of insurance recoveries related to September 11, which have been recorded as contra-expenses of $55 million and net restructuring and other charges of $18 million. Excluding these items, GMI's pre-tax earnings were $933 million ($970 million minus $37 million) and the pre-tax profit margin was 41.5% ($933 million/$2,248 million).

(b) Includes the impact of insurance recoveries related to September 11, which have been recorded as contra-expenses of $15 million and net restructuring and other charges/(credits) of $(2) million. Excluding these items, GPC's pre-tax earnings were $481 million ($498 million minus $17 million) and the pre-tax profit margin was 20.7% ($481 million/$2,325 million).

(c) Includes the impact of net restructuring and other charges of $4 million. Excluding these items, MLIM's pre-tax earnings were $99 million ($95 million plus $4 million) and the pre-tax profit margin was 25.6% ($99 million/$386 million).

(d) Excluding the impact of insurance recoveries related to September 11 and restructuring related items, total pre-tax earnings were $1,510 million ($1,555 million minus $45 million) and the pre-tax profit margin was 31.0% ($1,510 million/$4,875 million).


                                  13


Merrill Lynch & Co., Inc.                               Attachment III


Consolidated Quarterly Earnings  (unaudited)             (in millions)

                              1Q03   2Q03    3Q03    4Q03      1Q04
                             ------ ------- ------- ------- ----------
  Net Revenues
    Asset management and
     portfolio service fees
        Asset management fees $385    $394    $401    $429       $448
        Portfolio service
         fees                  476     469     511     534        578
        Account fees           135     136     128     128        133
        Other fees             131     155     144     140        156
                             ------ ------- ------- ------- ----------
        Total                1,127   1,154   1,184   1,231      1,315
    Commissions
        Listed and
         over-the-counter
         securities            618     617     634     626        817
        Mutual funds           266     234     291     314        340
        Other                  185     193     195     223        204
                             ------ ------- ------- ------- ----------
        Total                1,069   1,044   1,120   1,163      1,361
    Principal transactions   1,025   1,127     704     380      1,046
    Investment banking
        Underwriting           368     565     545     599        672
        Strategic advisory     125     133     133     160        165
                             ------ ------- ------- ------- ----------
        Total                  493     698     678     759        837
    Other                      213     279     308     343        367
                             ------ ------- ------- ------- ----------
       Subtotal              3,927   4,302   3,994   3,876      4,926
    Interest and dividend
     revenues                3,005   2,999   2,872   2,806      3,061
    Less interest expense    2,128   2,032   1,851   1,807      1,897
                             ------ ------- ------- ------- ----------
       Net interest profit     877     967   1,021     999      1,164
                             ------ ------- ------- ------- ----------
    Total Net Revenues       4,804   5,269   5,015   4,875      6,090
                             ------ ------- ------- ------- ----------

  Non-Interest Expenses
    Compensation and
     benefits                2,561   2,749   2,448   2,052      3,047
    Communications and
     technology                403     357     352     345        341
    Occupancy and related
     depreciation              216     221     226     226        217
    Brokerage, clearing, and
     exchange fees             170     169     188     195        204
    Advertising and market
     development               121     113      89     106        122
    Professional fees          144     140     146     151        177
    Office supplies and
     postage                    58      50      46      43         51
    Other                      222     183     135     267        239
    Net recoveries related to
     September 11                -     (61)    (21)    (65)         -
                             ------ ------- ------- ------- ----------
    Total Non-Interest
     Expenses                3,895   3,921   3,609   3,320      4,398
                             ------ ------- ------- ------- ----------

  Earnings Before
   Income Taxes                909   1,348   1,406   1,555      1,692
  Income tax expense           266     371     403     344        440
                             ------ ------- ------- ------- ----------

  Net Earnings                $643    $977  $1,003  $1,211     $1,252
 ---------------------------------------------------------------------
 Per Common Share Data
                              1Q03   2Q03    3Q03    4Q03      1Q04
                             ------ ------- ------- ------- ----------

    Earnings - Basic         $0.71   $1.08   $1.10   $1.32      $1.34
    Earnings - Diluted        0.67    1.00    1.00    1.19       1.22
    Dividends paid            0.16    0.16    0.16    0.16       0.16
    Book value(1)            26.35   27.44   28.59   30.03  30.75 est.

 ---------------------------------------------------------------------

Note: Prior period amounts have been restated to reflect stock option expensing under SFAS No. 123 and the deconsolidation of TOPrS(SM).

(1) At 1Q04, the adoption of SFAS No. 123 resulted in a cumulative increase to stockholders' equity of $1.4 billion.

                                  14



Merrill Lynch & Co., Inc.                                Attachment IV

Percentage of Quarterly Net Revenues  (unaudited)

                                  1Q03   2Q03   3Q03    4Q03     1Q04
                                 ------ ------ ------ -------- -------
  Net Revenues
    Asset management and
     portfolio service fees
        Asset management fees      8.0%   7.5%   8.0%     8.8%    7.4%
        Portfolio service fees     9.9%   8.9%  10.2%    11.0%    9.5%
        Account fees               2.8%   2.6%   2.6%     2.6%    2.2%
        Other fees                 2.8%   2.9%   2.8%     2.9%    2.5%
                                 ------ ------ ------ -------- -------
        Total                     23.5%  21.9%  23.6%    25.3%   21.6%
    Commissions
        Listed and
         over-the-counter
         securities               12.9%  11.7%  12.6%    12.8%   13.4%
        Mutual funds               5.5%   4.4%   5.8%     6.4%    5.6%
        Other                      3.9%   3.7%   3.9%     4.7%    3.3%
                                 ------ ------ ------ -------- -------
        Total                     22.3%  19.8%  22.3%    23.9%   22.3%
    Principal transactions        21.3%  21.4%  14.0%     7.8%   17.2%
    Investment banking
        Underwriting               7.7%  10.7%  10.9%    12.3%   11.0%
        Strategic advisory         2.6%   2.5%   2.7%     3.3%    2.7%
                                 ------ ------ ------ -------- -------
        Total                     10.3%  13.2%  13.6%    15.6%   13.7%
    Other                          4.3%   5.3%   6.1%     6.9%    6.1%
                                 ------ ------ ------ -------- -------
       Subtotal                   81.7%  81.6%  79.6%    79.5%   80.9%
    Interest and dividend
     revenues                     62.6%  57.0%  57.3%    57.6%   50.3%
    Less interest expense         44.3%  38.6%  36.9%    37.1%   31.2%
                                 ------ ------ ------ -------- -------
       Net interest profit        18.3%  18.4%  20.4%    20.5%   19.1%
                                 ------ ------ ------ -------- -------
    Total Net Revenues           100.0% 100.0% 100.0%   100.0%  100.0%
                                 ------ ------ ------ -------- -------

  Non-Interest Expenses
    Compensation and benefits     53.3%  52.2%  48.8%    42.1%   50.0%
    Communications and technology  8.4%   6.8%   7.0%     7.1%    5.6%
    Occupancy and related
     depreciation                  4.5%   4.2%   4.5%     4.6%    3.6%
    Brokerage, clearing, and
     exchange fees                 3.5%   3.2%   3.7%     4.0%    3.3%
    Advertising and market
     development                   2.5%   2.1%   1.8%     2.2%    2.0%
    Professional fees              3.0%   2.7%   2.9%     3.1%    2.9%
    Office supplies and postage    1.2%   0.9%   0.9%     0.9%    0.8%
    Other                          4.7%   3.5%   2.8%     5.4%    4.0%
    Net recoveries related to
     September 11                    -   -1.2%  -0.4%    -1.3%      -
                                 ------ ------ ------ -------- -------
    Total Non-Interest Expenses   81.1%  74.4%  72.0%    68.1%   72.2%
                                 ------ ------ ------ -------- -------

  Earnings Before Income Taxes    18.9%  25.6%  28.0%    31.9%   27.8%
  Income tax expense               5.5%   7.1%   8.0%     7.1%    7.2%

  Net Earnings                    13.4%  18.5%  20.0%    24.8%   20.6%
 ---------------------------------------------------------------------

 Common shares outstanding (in millions):
                                  1Q03   2Q03   3Q03    4Q03    1Q04
                                 ------ ------ ------ -------- ------
      Weighted-average - basic   887.6  897.2  904.8    913.3   930.2
      Weighted-average - diluted 941.9  967.4  991.9  1,009.9 1,019.7
      Period-end                 929.8  935.2  942.6    949.9   967.7
 ---------------------------------------------------------------------

Note: Prior period amounts have been restated to reflect stock option expensing under SFAS No. 123 and the deconsolidation of TOPrS(SM).


                                  15

Merrill Lynch & Co., Inc.                                 Attachment V


Supplemental Data (unaudited)                    (dollars in billions)
                                1Q03    2Q03    3Q03    4Q03    1Q04
                              -------- ------- ------- ------- -------

   Client Assets
   Private Client
      U.S.                     $1,009  $1,076  $1,093  $1,165  $1,187
      Non - U.S.                   86      92      92      97     105
                              -------- ------- ------- ------- -------
   Total Private Client Assets  1,095   1,168   1,185   1,262   1,292
   MLIM direct sales (1)          193     205     202     222     229
                              -------- ------- ------- ------- -------
   Total Client Assets         $1,288  $1,373  $1,387  $1,484  $1,521
                              ======== ======= ======= ======= =======

   Assets in
    Asset-Priced Accounts        $181    $200    $206    $226    $235

   Assets Under Management       $442    $471    $473    $500    $513

        Retail                    187     195     194     207     212
        Institutional             220     239     241     253     259
        Private Investors          35      37      38      40      42

        U.S.                      303     320     327     337     349
        Non-U.S.                  139     151     146     163     164

        Equity                    183     209     202     225     229
        Fixed Income              108     108     125     132     146
        Money Market              151     154     146     143     138

   -------------------------------------------------------------------

   Net New Money

   Private Client Accounts
        U.S.                      $(4)    $(2)     $4      $5      $5
        Non-U.S.                   (1)      1       1       1       1
                              -------- ------- ------- ------- -------
           Total                   (5)     (1)      5       6       6
                              -------- ------- ------- ------- -------

   Assets Under Management       $(11)     $4     $(4)     $-      $7

   -------------------------------------------------------------------

   Balance Sheet Information (estimated)

        Commercial Paper and
         Other Short-term
         Borrowings              $3.5    $5.5    $3.0    $5.0    $4.6
        Deposits                 81.9    80.5    79.3    79.5    78.1
        Long-term Borrowings     77.0    79.1    80.7    83.3    96.9
        Long-term debt issued
         to TOPrS(SM)             3.2     3.2     3.2     3.2     3.2
        Total Stockholders'
         Equity (2)              24.9    26.1    27.4    29.0    30.2

   -------------------------------------------------------------------

   Global Equity and Equity-Linked Underwriting(3)(4)

        Volume                     $4      $8      $8     $11     $12
        Market Share              8.0%    7.8%    7.7%    8.4%    8.8%
        Ranking                     5       6       6       5       4

   Global Debt Underwriting(3)(4)

        Volume                    $96     $88     $90     $82    $117
        Market Share              7.1%    6.5%    7.8%    7.3%    8.1%
        Ranking                     3       4       4       2       2

   Global Completed Mergers and Acquisitions(3)(4)

        Volume                    $39     $31     $63     $66     $39
        Market Share             15.2%    9.9%   20.9%   20.2%   18.4%
        Ranking                     3       8       3       3       2

   -------------------------------------------------------------------


   Full-Time Employees(5)      49,500  48,200  47,800  48,100  48,200

   Private Client Financial
    Advisors                   13,600  13,300  13,400  13,500  13,700

----------------------------------------------------------------------

Note: Prior period amounts have been restated to reflect stock option expensing under SFAS No. 123 and the deconsolidation of TOPrS(SM).


(1) Reflects funds managed by MLIM not sold through Private Client channels.

(2) At 1Q04, the adoption of SFAS 123 resulted in a cumulative increase to stockholders' equity of $1.4 billion.

(3) Certain prior period amounts have been restated to conform to the current period presentation.

(4) Full credit to book manager. Market shares derived from Thomson Financial Securities Data statistics.

(5) Excludes 100, 200, 300, 500 and 500 full-time employees on salary continuation severance at the end of 1Q04, 4Q03, 3Q03, 2Q03 and 1Q03, respectively.

   For more information, please contact:

   Investor Relations         Phone:  866-607-1234
   Merrill Lynch & Co., Inc.  Fax:    212-449-7461
                              investor_relations@ml.com
                              www.ir.ml.com

                                  16